UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

TEXAS PACIFIC LAND TRUST

(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (I.R.S. Employer Identification Number)

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 8.01.	Other Events.

On May 20, 2008, Texas Pacific Land Trust (the “Trust”) issued a press release stating that it has established and is now maintaining a website through which, among other things, its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 10-K”) is available, in accordance with the rules and regulations of NYSE Regulation, Inc. (the “NYSE”). Such posting has cured the Trust’s previously reported failure to comply with Section 203.01 of the NYSE Company Manual relating to the posting of the 2007 10-K. The website can be found at http://www.TPLTrust.com . The Trust intends to make available on or through such website future filings required to be so made available by applicable SEC and NYSE rules and regulations in accordance with such rules and regulations.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release dated May 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST
Date: May 20, 2008	By:	/s/ Roy Thomas
Roy Thomas
General Agent and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 20, 2008.